Revenue from contracts with customers	12 Months Ended
Dec. 31, 2022
Receivables from contracts with customers [abstract]
Revenue from contracts with customers
7.
Revenue from contracts with customers

On March 30, 2022, the Group entered into the Agreement with AKP. Under the Agreement, the Group has granted an exclusive license to AKP, with the right to sublicense in multiple tiers, to develop, conduct medical affairs, conduct non-clinical, preclinical and clinical studies and trials, commercialize and exploit products derived from Apraglutide within the territory of Japan. The Group and AKP will form a joint steering committee to handle development and regulatory plans, and AKP’s activities under the agreement will be conducted in partnership with the Group. The Group retains all rights to Apraglutide not granted to AKP.

The Agreement will terminate at the later of: (a) the earlier of: (i) the date on which the product (including, the use, sale, offer for sale, importation, development, manufacturing or commercialization thereof) is no longer covered by any Group patent in Japan, and (ii) the date upon which a generic or biosimilar product is made available for commercial purchase in Japan; and (b) the date on which the last regulatory exclusivity for the product expires in Japan.

Pursuant to the terms of the Agreement, the Group received an upfront payment of JPY 3,000 million (USD 24.61 million at date of agreement) and a payment of JPY 600 million related to development activities (USD 4.92 million at date of agreement).

The Group is further eligible to receive payments of JPY 1,000 million related to development activities (USD 8.20 million at date of agreement) and to receive up to a possible total of JPY 20,000 million (USD 164.06 million at date of agreement) for various milestones as shown below:

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Development milestones - JPY 1,000 million (USD 8.20 million at date of agreement);
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Regulatory milestones - JPY 3,000 million (USD 24.61 million at date of agreement); and
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Commercialization milestones - JPY 16,000 million (USD 131.25 million at date of agreement).

The Group will also receive a cost-plus manufacturing mark-up and tiered royalties of up to a mid-double-digit percentage on product sales continuing through the term of the Agreement.

With respect to the assessment of the Agreement with AKP (Note 2 and 4), management identified three performance obligations under the agreement, (i) the grant of a right to use of Apraglutide intellectual property license in Japan, (ii) to conduct development services, and (iii) to provide manufacturing and supply of Apraglutide products for commercial purposes.

The transaction price for the performance obligations related to the grant of intellectual property license in Japan and conducting development services has been determined to be JPY 23,000 million (USD 188.67 million at date of agreement) and JPY 1,600 million (USD 13.13 million at date of agreement), respectively, of which JPY 4,600 million

(USD 37.74 million at date of agreement) are certain or highly probable, representing the upfront payment of JPY 3,000 million (USD 24.61 million at date of agreement) and the payments of JPY 1,600 million related to development activities (USD 13.13 million at date of agreement).

The Group recognized an amount of revenue for the right to use of Apraglutide intellectual property license in Japan of USD 24,609 thousand and for conducting development services of USD 2,732 thousand for the year ended December 31, 2022.

Refer to Note 24 for related contract balances.